Exhibit 32.2

CERTIFICATION OF
CO-PRINCIPAL EXECUTIVE OFFICER
UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2013, of PetroLogistics LP (the “Partnership”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Nathan Ticatch, Co-Principal Executive Officer of the Partnership, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:	March 7, 2014	/s/ Nathan Ticatch
Nathan Ticatch
Co-Principal Executive Officer